Exhibit 99.1

STOCK PURCHASE AGREEMENT

by and among

AMN HEALTHCARE SERVICES, INC.

AND

THE STOCKHOLDERS NAMED HEREIN

Dated as of April 28, 2006

i

ii

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of April 28, 2006 (this “Agreement”), by and among AMN Healthcare Services, Inc., a Delaware corporation (the “Purchaser”) and the stockholders of the Purchaser listed on Schedule 1 hereto (each a “Seller,” and collectively, the “Sellers”).

WHEREAS, upon the terms and conditions set forth in this Agreement, the Sellers propose to sell to the Purchaser an aggregate of 1,852,000 shares of common stock, par value $0.01 per share, of the Purchaser (the “Common Stock”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Acquisition Agreement” means the Acquisition Agreement, dated October 5, 2005, among the Purchaser, Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins, as amended.

“Agreement” means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Claims” has the meaning set forth in Section 3.5 of this Agreement.

“Closing” has the meaning set forth in Section 2.2 of this Agreement.

“Closing Date” has the meaning set forth in Section 2.2 of this Agreement.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Contractual Obligation” means, as to any Person, any provision of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any authorized entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest.

“Orders” has the meaning set forth in Section 3.1 of this Agreement.

“Per Share Price” means the volume weighted average sales price of the Common Stock on the New York Stock Exchange for the 20 consecutive Trading Days immediately preceding the Closing Date.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” means, with respect to each Seller, the product of the Per Share Price and the Purchased Shares of such Seller.

“Purchased Shares” means, with respect to each Seller, the number of shares of Common Stock set forth opposite such Seller’s name on Schedule 1.

“Purchaser” has the meaning set forth in the preamble to this Agreement.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated November 2, 2005, among the Purchaser, Steven Francis, The Francis Family Trust dated May 24, 1996, James C. Merritt and Joseph E. Hawkins.

“Requirement of Law” means, as to any Person, any law, statute, treaty, rule, regulation, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Sellers” has the meaning set forth in the preamble to this Agreement.

“Trading Day” means a day during which trading in the Common Stock occurs on the New York Stock Exchange.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

2.1 Purchase and Sale of Common Stock. Subject to the terms and conditions herein set forth, each of the Sellers severally agrees to sell to the Purchaser, and the Purchaser agrees to purchase from each of the Sellers, on the Closing Date, the Purchased Shares of such Seller for the Purchase Price of such Seller.

2.2 Closing. Subject to the terms and conditions herein set forth, the closing of the sale and purchase of the Purchased Shares (the “Closing”) shall take place at the offices of Paul, Weiss, Rifkind Wharton & Garrison, LLP at 11:00 a.m., local time, on May 15, 2006, or at such later time and date that the Sellers and the Purchaser may agree in writing (the “Closing Date”). On the Closing Date (a) each Seller shall deliver to the Purchaser a certificate or certificates representing the Purchased Shares of such Seller, duly endorsed in blank or accompanied by a duly executed stock power, in proper form for transfer and (b) the Purchaser shall deliver to such Seller the Purchase Price therefor by wire transfer of immediately available funds to such account as such Seller shall designate in writing to the Purchaser.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

OF EACH SELLER

Each Seller hereby represents and warrants to the Purchaser as follows:

3.1 Authorization; No Contravention. The execution, delivery and performance by each Seller of this Agreement and the transactions contemplated hereby, including, without limitation, the sale of the Purchased Shares by such Seller, (a) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Seller, or any Requirement of Law applicable to such Seller and (b) do not violate any judgment, injunction, unit, award, decree or order of any nature of any Governmental Authority (collectively, “Orders”) against, or binding upon, such Seller.

3.2 Title to Purchased Shares. Each Seller owns beneficially and of record the Purchased Shares of such Seller and has good and valid title to such Purchased Shares, free and clear of all Liens. Such Seller has the unrestricted power and authority to transfer such Purchased Shares to the Purchaser. Upon delivery to the Purchaser of the stock certificates representing such Seller’s Purchased Shares and payment therefor, the Purchaser shall acquire good and valid title to such Purchased Shares, free and clear of all Liens.

3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale and delivery of the Purchased Shares), by such Seller of this Agreement or the transactions contemplated hereby.

3.4 Binding Effect. This Agreement has been duly executed and delivered by each Seller, and this Agreement constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.5 Litigation. There are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, “Claims”) pending or, to the knowledge of each Seller, threatened, at law, in equity, in arbitration or before any Governmental Authority against such Seller with respect to this Agreement or the transactions contemplated hereby or which would, if adversely determined, be reasonably likely to have a material adverse effect on the ability of such Seller to perform its obligations hereunder. No Order has been issued by any court or other Governmental Authority against such Seller purporting to enjoin or restrain the execution, delivery or performance of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to each Seller as follows:

4.1 Existence and Power. The Purchaser is (a) a corporation duly organized and validly existing under the laws of Delaware and (b) has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

4.2 Authorization; No Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary corporate action, (b) do not contravene the terms of the Purchaser’s organizational documents, or any amendment thereof, (c) do not violate, conflict with or result in any breach or contravention of any Contractual Obligation of such Purchaser or any Requirement of Law applicable to the Purchaser and (d) do not violate any Orders of any Governmental Authority against, or binding upon, the Purchaser, except in the case of clauses (c) or (d), such as would not have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares) by the Purchaser of this Agreement or the transactions contemplated hereby.

4.4 Binding Effect. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

4.5 Litigation. There are no Claims pending or, to the knowledge of the Purchaser, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Purchaser with respect to this Agreement or the transactions contemplated hereby or which would, if adversely determined, be reasonably likely to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder. No Order has been issued by any court or other Governmental Authority against the Purchaser purporting to enjoin or restrain the execution, delivery or performance of this Agreement.

ARTICLE V

CONDITIONS TO THE OBLIGATION

OF THE PURCHASER TO CLOSE

The obligation of the Purchaser to purchase the Purchased Shares, to pay the Purchase Price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchaser of the following conditions on or before the Closing Date.

5.1 Purchased Shares. Each Seller shall have delivered to the Purchaser one or more stock certificates representing the Purchased Shares of such Seller, duly endorsed in blank or accompanied by stock powers executed in blank, in proper form for transfer with all appropriate stock transfer stamps affixed, against payment in full for such Purchased Shares.

5.2 Opinion. The Purchaser shall have received an opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. relating to the purchase of the Purchased Shares and the related financing in a form satisfactory to it in its sole discretion.

5.3 Financing. The Purchaser has received at least $45 million of debt financing necessary to consummate the acquisition of the Common Stock from the Sellers pursuant to terms and conditions satisfactory to the Purchaser in its sole discretion.

5.4 Bank Approvals. The Purchaser shall have obtained all necessary and required waivers, consents and authorizations of the requisite lenders under the Second Amended and Restated Credit Agreement, dated as of November 2, 2005, among AMN Healthcare, Inc., as borrower, the Purchaser, the lenders identified on the signature pages thereto and Bank of America, N.A., as administrative agent, as amended, restated or modified from time the time, in connection with the debt financing referred to in Section 5.3 above and the purchase of the Common Stock from the Sellers.

5.5 Representations and Warranties True. The representations and warranties of each Seller contained in Article 3 hereof shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date.

5.6 Compliance with this Agreement. Each Seller shall have performed and complied in all material respects with all of its agreements and conditions set forth herein that are required to be performed or complied with by such Seller on or before the Closing Date.

ARTICLE VI

CONDITIONS TO THE OBLIGATION OF

EACH SELLER TO CLOSE

The obligation of each Seller to sell the Purchased Shares of such Seller and the obligation of such Seller to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, such Seller of the following condition on or before the Closing Date:

6.1 Payment of Purchase Price. The Purchaser shall be prepared to pay the Purchase Price for the Purchased Shares.

6.2 Representations and Warranties True. The representations and warranties of the Purchaser contained in Article 4 hereof shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date.

6.3 Compliance with this Agreement. The Purchaser shall have performed and complied in all material respects with all of its agreements and conditions set forth herein that are required to be performed or complied with by the Purchaser on or before such Closing Date.

ARTICLE VII

AFFIRMATIVE COVENANTS

7.1 Cooperation. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement, including, with respect to the each Seller, such further documents and acts as the Purchaser may reasonably require to constitute the Purchaser as the legal and beneficial owner of the Purchased Shares free from all Liens and to give full effect to such Seller’s obligations under this Agreement.

7.2 Lock-up Agreement. Except for sales of Common Stock under this Agreement, each Seller agrees that such Seller shall not (and shall cause any spouse or immediate family member of the spouse or the undersigned living in such Seller’s household not to) directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock, or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the ninth month anniversary of the Closing.

The foregoing restrictions shall not apply to (A) transfers by way of testate or intestate succession or by operation of law, (B) transfers to members of the immediate family of each Seller or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by such Seller or by a member of such Seller’s immediate family; provided that the transferee shall have agreed in writing to be bound by the restrictions on transfer described herein or (C) the registration, offer and sale of any shares of Common Stock by James C. Merritt or Joseph E. Hawkins, pursuant to, and in accordance with, the terms of the Registration Rights Agreement.

Except for stock options granted by the Purchaser, each Seller agrees to hold all of its shares of Common Stock in certificated form with a restrictive legend in a form agreed to by the Purchaser describing the transfer restrictions under the Securities Act of 1933 and this Section 7.2. Each Seller also agrees and consents to the entry of stop transfer instructions with the Purchaser’s transfer agent and registrar against the transfer of shares of Common Stock owned by it except in compliance with the foregoing restrictions.

If this Agreement is terminated under Section 8.5, the restrictions under this Section 7.2 shall immediately terminate and have no further force and effect.

7.3 Registration Statement. If the Closing occurs, each Seller agrees and consents to the filing by the Purchaser of a post-effective amendment to the Registration Statement on Form S-3 of the Purchaser (File No. 333-132371) to deregister all of the shares of Common Stock owned by such Seller that are included in such Registration Statement and that the Purchaser shall have no further obligation under the Acquisition Agreement to register the Common Stock owned by the Sellers.

ARTICLE VIII

MISCELLANEOUS

8.1 Survival. All of the covenants, representations and warranties made herein shall survive the execution and delivery of this Agreement.

8.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

(a)	if to the Sellers, at the addresses listed on the signature page of this Agreement

(b)	if to the Purchaser:

AMN Healthcare Services, Inc.

12400 High Bluff Drive, Suite 100

San Diego, California 92130

Facsimile: (858) 509-3587

Attention: each of the President and General Counsel

with a copy to:

Paul, Weiss, Rifkind, Wharton, Garrison & LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Telecopy: (212) 757-3900

Attention: John C. Kennedy, Esq.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

8.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Sellers may not assign any of their rights under this Agreement without the written consent of the Purchaser. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

8.4 Amendment and Waiver.

(a) No failure or delay on the part of the Sellers or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Sellers or the Purchaser at law, in equity or otherwise.

(b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Sellers or the Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Sellers selling a majority of the Purchased Shares and the Purchaser, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Sellers in any case shall entitle any Seller to any other or further notice or demand in similar or other circumstances.

8.5 Termination. If the Closing shall not have occurred on or prior to June 1, 2006, either the Purchaser or the Sellers holding at least a majority of the Purchased Shares may by written notice to the other parties terminate this Agreement without liability of any party. Notwithstanding the foregoing, no termination pursuant to this Section 8.5 shall relieve any party from liability for any willful breach of this Agreement prior to such termination.

8.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

8.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

8.9 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

8.10 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

8.11 Entire Agreement. This Agreement, together with the schedule hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the schedule hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

8.12 Fees. Each party shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement on the date first written above.

AMN HEALTHCARE SERVICES, INC.

By:	/s/ Susan R. Nowakowski
Name: Susan R. Nowakowski Title: President and Chief Executive Officer

/s/ Joseph B. Caldwell
Joseph B. Caldwell 3513 Chimney Rock Dr. Flower Mound, TX 75022-6650

/s/ Floyd E. Cotham Jr.
Floyd E. Cotham Jr. 4303 Swiss Ave. Dallas, TX 75204-8108

/s/ Joseph E. Hawkins
Joseph E. Hawkins 5409 Thistle Hill Cir. Flower Mound, TX 75022-5663

/s/ James C. Merritt
James C. Merritt 4708 Byron Circle Irving, TX 75038-6318

/s/ Ruth M. Merritt
Ruth M. Merritt 1210 Swan Mill Ct. Suwanee, GA 30024-2824

/s/ Mark E. Smith
Mark E. Smith 4717 Range Wood Dr. Flower Mound, TX 75028-1695

Schedule 1

Purchased Shares

Seller	Purchased Shares
Joseph B. Caldwell	128,000
Floyd E. Cotham Jr.	209,000
Joseph E. Hawkins	780,000
James C. Merritt	375,000
Ruth M. Merritt	275,000
Mark E. Smith	85,000
Total:	1,852,000